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                                                                    EXHIBIT 10.6

                       FIFTH AMENDMENT TO CREDIT AGREEMENT

         THIS FIFTH AMENDMENT TO CREDIT AGREEMENT, dated as of February 26, 2001 (this "Fifth Amendment"), is among ROUGE INDUSTRIES, INC., a Delaware corporation ("Holdings"), ROUGE STEEL COMPANY, a Delaware corporation (the "Borrower"), the financial institutions party hereto (collectively with the Agent (defined below), the "Banks") and BANK ONE, MICHIGAN, a Michigan banking corporation, as agent for the Banks (in such capacity, the "Agent").

                                    RECITALS

         A. Holdings, the Borrower, the Agent and the Banks are parties to a Credit Agreement dated as of December 16, 1997, as amended by the First Amendment to Credit Agreement dated July 23, 1999, the Second Amendment to Credit Agreement dated as of April 21, 2000, the Third Amendment to Credit Agreement dated as of January 18, 2001, and as further amended by the Fourth Amendment to Credit Agreement dated as of February 2, 2001 (as amended, and as may be further amended, modified, or restated from time to time, the "Credit Agreement").

         B. Holdings and Borrower have informed Agent and the Banks that they will satisfy the Obligations in full by March 16, 2001 through a refinancing agented by Congress Financial Corporation.

         C. Holdings and the Borrower desire to amend the Credit Agreement, and the Agent and the Banks are willing to do so strictly in accordance with the terms hereof.


                                      TERMS

         In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

                                    ARTICLE 1
                                    AMENDMENT

         1.1 The defined term "Modified Dominion of Funds Agreement" is amended to read:

                                    "Modified Dominion of Funds Agreement" means
                  the Modified Dominion of Funds Agreement executed by Borrower in the form attached as Exhibit E-1 to the Third Amendment, which contains among other things, the requirement for Borrower to establish a Collateral Account (as defined in the Lockbox Agreement). Borrower's receipts will be collected in the Collateral Account and provided that (a) Borrower has $7,500,000 or more of availability under both its Borrowing Base and Revolving Loan Commitments for the period from the date of the Fifth Amendment through March 16,

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                  2001, (b) Borrower has $20,000,000 or more of availability under both its Borrowing Base and Revolving Loan Commitments on and after March 17, 2001, and (c) no Default or Event of Default has occurred, receipts in the Collateral Account will be released to Borrower on a basis reasonably satisfactory to Agent and the lockbox bank. If Borrower is not entitled to the amounts in the Collateral Account then Agent may, at the direction of the Required Banks, apply all amounts received by it from the Collateral Account to the Obligations in the order and manner set forth in the Credit Agreement or as otherwise approved by the Required Banks. Once Borrower is not entitled to amounts in the Collateral Account it is permanently not entitled to receive any amounts in the Collateral Account even if it subsequently meets the conditions in (a) (b), and (c) of this definition of Modified Dominion of Funds Agreement.


         1.2 The date "February 28, 2001" in the second to the last sentence of Section 5.2 is amended to "March 31, 2001".


                                    ARTICLE 2
                                 REPRESENTATIONS

                  Each of Holdings and Borrower represents and warrants to the Agent and the Banks that:

         2.1 The execution, delivery and performance of this Fifth Amendment are within its powers, have been duly authorized and are not in contravention with any law, of the terms of its Articles of Incorporation or By-Laws, or any undertaking to which it is a party or by which it is bound.

         2.2 This Fifth Amendment is the legal, valid and binding obligation of it, enforceable against it in accordance with the terms hereof.

         2.3 After giving effect to the amendments herein contained, the representations and warranties contained in Section 4 of the Credit Agreement and the representations and warranties contained in the other Loan Documents are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

         2.4 Each of Borrower, Holdings, and QS Steel is, and after giving effect to the incurrence of all indebtedness and obligations being incurred in connection herewith and will be and will continue to be, Solvent.





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                                    ARTICLE 3
                           CONDITIONS OF EFFECTIVENESS

                  This Fifth Amendment shall become effective on the date that each of the following has been satisfied to Agent's satisfaction:

         3.1 This Fifth Amendment shall be signed by Holdings, the Borrower, Agent, and the Required Banks.

         3.2 Holdings, QS Steel, and Borrower have delivered such additional documents, instruments, resolutions, etc., as Agent may reasonably require.


                                    ARTICLE 4
                                  MISCELLANEOUS

         4.1 References in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time.

         4.2 Holdings and Borrower, jointly and severally, agree to pay and to save the Agent harmless for the payment of all costs and expenses arising in connection with the transactions contemplated by this Fifth Amendment, including the reasonable fees of counsel to the Agent (Honigman Miller Schwartz and Cohn
LLP), consultants and advisers, and the fees, costs and expenses associated with any appraisals conducted by the Agent or its agents. Holdings and Borrower agree to cooperate, and to cause its Subsidiaries to cooperate, in all respects with the Agent's consultants, advisers, appraisers, and their respective agents.

         4.3 Each of Holdings and Borrower acknowledge and agree that (i) the Agent and the Banks have fully performed all of their obligations under the Loan Documents and all documents executed in connection with the Loan Documents and (ii) all actions taken by the Agent and the Banks are reasonable and appropriate under the circumstances and within their rights under the Loan Documents.

         4.4. Each of Holdings and Borrower acknowledge that neither the Banks nor their affiliates will, under any circumstances, be obligated to honor any checks or other items presented to Banks or their affiliates for payment for which there are insufficient available funds in the respective Borrower's account, and Banks or their affiliates may return any such items so presented.

         4.5 Except as expressly amended hereby, each of Holdings and Borrower agree that the Loan Documents are ratified and confirmed and shall remain in full force and effect and that it has no set off, counterclaim or defense with respect to any of the foregoing. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

         4.6 (a) This Fifth Amendment constitutes each of Holdings', the Borrower's and the Banks' entire understanding with respect to the subject matter hereof. Modifications or



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amendments to this Fifth Amendment must be in writing and comply with Section
9.5 of the Credit Agreement in order to be effective. This Fifth Amendment is governed by the internal laws of the State of Michigan (without regard to conflicts of law principles). This Fifth Amendment is binding on each of Holdings and Borrower and their respective successors, assigns, heirs, and personal representatives and inures to Banks' benefit and the benefit of its successors and assigns. If any provision of this Fifth Amendment conflicts with any applicable statute or law, or is otherwise unenforceable, such offending provision is null and void only to the extent of such conflict or unenforceability, and is deemed separate from and does not invalidate any other provision of this Fifth Amendment.

                  (b) This Fifth Amendment is being entered into among competent persons, who are experienced in business and represented by counsel (or who have had the opportunity to be represented by counsel), and has been reviewed by each of Holdings and Borrower and their counsel, if any. Therefore, any ambiguous language in this Fifth Amendment will not necessarily be construed against any particular party as the drafter of such language.

         4.7 This Fifth Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

         IN WITNESS WHEREOF, the parties signing this Fifth Amendment have caused this Fifth Amendment to be executed and delivered as of the day and year first above written.

                             ROUGE INDUSTRIES, INC.


                             By:  /s/ Gary P. Latendresse
                                -----------------------------------------------
                                     Gary P. Latendresse
                                     Vice Chairman And Chief Financial Officer


                             ROUGE STEEL COMPANY


                             By: /s/ Gary P. Latendresse
                                -----------------------------------------------
                                     Gary P. Latendresse
                                     Vice Chairman And Chief Financial Officer





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                               BANK ONE, MICHIGAN, as Agent, as Issuing
                               Bank and as a Bank


                               By:  /s/ William H. Canney
                                  ---------------------------------------------
                                          William H. Canney, Jr.
                                          First Vice President


                               COMERICA BANK


                               By:   /s/ Steven J. McCormack
                                     ------------------------------------------

                                     Name:  Steven J. McCormack
                                           ------------------------------------

                                     Title: Assistant Vice President
                                            -----------------------------------


[Signatures continued
 on following page]


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[Signatures continued
 from preceding page]

                               NATIONAL CITY BANK


                               By:  /s/ John R. DeFrancesco
                                  ---------------------------------------------

                                   Name: John R. DeFrancesco
                                        ---------------------------------------

                                        Title Vice President
                                             ----------------------------------



                           REAFFIRMATION OF AGREEMENTS


         The undersigned, while not a party to this Fifth Amendment, is a party to various other guaranties, security agreements, documents, instruments, and agreements with or in favor of Agent, for the benefit of the Banks (each, a "Related Agreement" and collectively, the "Related Agreements"). In order to induce Agent and the Banks to enter into the Fifth Amendment set forth above, the undersigned (1) acknowledges and agrees that all of its respective Related Agreements remain in full force and effect and are hereby ratified, confirmed, approved and, extend to and cover all of the obligations described in the Fifth Amendment; (2) consents to all of the terms and conditions of the Fifth Amendment; (3) if it has executed a guaranty in Lender's favor, it acknowledges and agrees that its guaranty (and the collateral security therefor) extends to and covers all of Borrower's obligations to Agent and the Banks, including those arising under, in connection with, or described in the Fifth Amendment; (4) it acknowledges and agrees that the fact that Agent has sought this reaffirmation does not create any obligation, right, or expectation that Agent will seek its consent to or reaffirmation with respect to any other or further amendments or modifications to the relationship between it, the Banks and Borrower or any other party; and (5) acknowledges and agrees that the references to it in the Related Agreements (including in its Guaranty) as being a Delaware corporation are amended to read that it is a Michigan corporation.

QS STEEL INC.


By:  /s/ Gary P. Latendresse
   -----------------------------------------
         Gary P. Latendresse
         President


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